SUPPLEMENT DATED FEBRUARY 21, 2008

TO THE STATEMENT OF ADDITIONAL INFORMATION

DATED DECEMBER 31, 2007

OF CAPITAL ONE FUNDS

This Supplement provides updated information about certain officers of the Funds.

Under the section entitled “Who Manages and Provides Services to the Funds” on page 28 of the Statement of Additional Information, the information regarding the President and Treasurer of the Funds is revised and restated as follows:

OFFICERS (OFFICERS DO NOT RECEIVE ANY COMPENSATION FROM THE FUNDS.)

Richard Chauvin, Birth Date: November 16, 1954 440 Third Street 4th Floor Baton Rouge, LA 70802 PRESIDENT Began Serving: November 11, 2006	Principal Occupations: Director of Research, Capital One Asset Management. Previous Positions: Chief Investment Officer, Capital One Asset Management, 2003-2008; Senior Portfolio Manager, Hibernia National Bank, Private Client Group, 2001-2003; Strategist and Senior portfolio Manager, Commonwealth Advisors, Inc, 1997-2001; State Director of Portfolio Management, Bank One Investment Advisors, Inc, 1996-1997	$0

Troy A. Sheets Birth Date: May 29, 1971 3435 Stelzer Rd. Columbus, OH 43219 TREASURER Began Serving: February 21, 2008	Principal Occupation: Senior Vice President, Citi Fund Services Previous Positions: Senior Audit Manager, KPMG LLP, 1993-2002.	$0

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE STATEMENT OF

ADDITIONAL INFORMATION FOR FUTURE REFERENCE.